EXHIBIT 32.2

                                 CERTIFICATION

           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)


      Pursuant  to  Section  906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.
1350), the undersigned officer of Conversion Services International, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

      (1) The Annual Report on Form 10-KSB for the ten months December 31, 2003 (the "Form 10-KSB") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Form 10-KSB fairly presents, in all materials respects, the financial condition and results of operations of the Company.


Date:  April 14, 2004               /s/ Mitchell Peipert
     ------------------------       --------------------------------------------
                                    Mitchell Peipert, Chief Financial Officer
                                    since January 30, 2004



      This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.